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                                                                      Exhibit 23



                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 333-48367 and 333-48369 of The Elder-Beerman Stores Corp. on Form S-8 of our report dated March 27, 2002, appearing in this Annual Report on Form 10-K of The Elder-Beerman Stores Corp. for the year ended February 2, 2002.


DELOITTE & TOUCHE LLP
Dayton, Ohio
April 17, 2002